PROSPECTUS SUPPLEMENT -- December 3, 2001*

AXP Focus 20 Fund (May 30, 2001) S-6003-99 C (5/01)
AXP Innovations Fund (December 29, 2000) S-6395-99 D (12/00)
AXP Small Cap Growth Fund (May 30, 2001) S-6301-99 C (5/01)
AXP Utilities Income Fund (August 29, 2001) S-6341-99 V (8/01)

The following changes will be effective on or about February 7, 2002.

The FUND NAMES will be changed as follows:

Old Name                          New Name
AXP Focus 20 Fund                 AXP Focused Growth Fund
AXP Innovations Fund              AXP Global Technology Fund
AXP Small Cap Growth Fund         AXP Partners Small Cap Growth Fund
AXP Utilities Income Fund         AXP Utilities Fund

For AXP Utilities Income Fund only:

The section "PRINCIPAL INVESTMENT STRATEGIES" will be revised as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industry.



S-6341-21 A (11/01)
* Valid until next prospectus date

Destroy August 29, 2002